Exhibit 10.4



                               GUARANTY AGREEMENT
                               ------------------

                          Dated as of December 30, 2005


     THIS GUARANTY AGREEMENT ("this Guaranty") is made by MALCOLM J. WRIGHT, with an address at 2460 Sand Lake Road, Orlando, Florida 32809 (the
"Guarantor"), in favor of HARBORAGE LEASING CORPORATION, a New Hampshire corporation ("Seller").

                                    RECITALS
                                    --------

     A. American Leisure Holdings, Inc., a Nevada corporation ("AMLH"), and Seller have entered into a certain Stock Purchase Agreement dated as of December 30, 2005 (the "Purchase Agreement"), pursuant to which AMLH has (i) issued to Seller a promissory note in the principal amount of $1,411,705 (the "Note"),
(ii) agreed to repurchase up to 197,000 shares of the common stock of AMLH issued to Seller pursuant to the terms of a put option more fully described in the Purchase Agreement (the "Put Option"), and (iii) agreed to transfer to Seller title to two (2) three-bedroom condominium units, free and clear of liens and encumbrances, on or before December 31, 2007 or, in lieu thereof, to pay Seller $500,000.00, as more fully described in the Purchase Agreement.

     B.  The  Guarantor  is  a  principal  shareholder  of  AMLH.

     C. Seller's agreement to enter into the Purchase Agreement is contingent upon the Guarantor's execution and delivery of this Guaranty.

                                   AGREEMENTS
                                   ----------

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the Guarantor agrees as follows:

     Section  1.  Guaranty.  The  Guarantor  hereby  irrevocably, absolutely and
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unconditionally guarantees to Seller: (i) the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of AMLH to Seller now or hereafter existing or arising under or evidenced by the Note, (ii) the prompt, punctual and faithful performance when due, of all obligations of AMLH under the Put Option; and (iii) the prompt, punctual and faithful performance when due, of all obligations of AMLH under Section 1.2(b) of the Purchase Agreement related to the transfer of the above referenced condominium units to Seller, or cash payment in lieu thereof (all such obligations and liabilities referred to in this Section 1 being "the Obligations" or "Obligations"). In addition, the Guarantor agrees to pay any and all expenses (including reasonable counsel fees and expenses at whatever level) incurred by Seller in enforcing any rights under this Guaranty.

     Section 2. Guaranty Absolute. The Guarantor guarantees that the Obligations
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will be paid and performed strictly in accordance with the terms of the Note and

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Purchase  Agreement  regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Seller with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of any payment provisions of the Note or the Purchase Agreement;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations;

          (c) the voluntary or involuntary bankruptcy of AMLH, or any assignment for the benefit of creditors, reorganization, receivership, liquidation or other similar proceedings affecting AMLH or any of its assets;

          (d) any present or future action of any governmental authority amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Obligations, the Note or the Purchase Agreement or this Guaranty;

          (e) any other event or circumstance which might otherwise constitute a defense available to, or a discharge of, AMLH or a guarantor.

     Nothing herein to the contrary withstanding, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by Seller upon the insolvency, bankruptcy or reorganization of AMLH otherwise, all as though such payments had not been made.

     Section  3.  Waiver.  The  Guarantor  hereby  unconditionally  waives:
                  ------

          (a) any requirement that Seller protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against AMLH or any other person or entity or any collateral;

          (b)  any  defense  based  on  any  event or circumstances described in
     Section  2  of  this  Agreement;

          (c) any duty of Seller to advise the Guarantor of any information known to Seller regarding the financial condition of AMLH or any other circumstance affecting AMLH's ability to perform its obligations to Seller, it being agreed that the Guarantor assumes responsibility for being and keeping informed regarding such condition or any such circumstance; and

          (d) until Seller shall have been paid in full, any right the Guarantor might otherwise have to subrogation or the marshaling of AMLH's assets

     Section  4.  Subrogation. The Guarantor shall not exercise any rights which
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it  may  acquire  by way of subrogation under this Guaranty, by any payment made hereunder  or otherwise, until all the Obligations shall have been paid in full.

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If  any  amount  shall  be  paid to the Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of Seller and shall forthwith be paid to Seller to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Note.

     Section 5. Amendments, Etc. No amendment or waiver of any provision of this
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Guaranty  nor  consent  to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Seller and the Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section  6.  Notices.  All  notices, requests, approvals, consents or other
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communications  provided for under this Agreement shall be in writing and mailed or  hand-delivered  to  the  applicable  party at the addresses indicated below:

                    HARBORAGE  LEASING  CORPORATION
                    C/O  585  STEWART  AVENUE
                    ROOM  409
IF  TO  SELLER:     GARDEN  CITY,  NY  11530


                    THE  ADDRESS  SET  FORTH  AT  THE
                    HEAD OF THIS GUARANTY (OR, IF NO ADDRESS IS SET FORTH THERE, THE ADDRESS OF THE
                    GUARANTOR  IN  SELLER'S  RECORDS)
IF  TO  THE  GUARANTOR:



All such communication shall, when hand-delivered, be in effective when received and, when mailed, be effective three (3) business days after being deposited in the mails, addressed as aforesaid except that mailed notices to Seller shall not be effective unless and until received by Seller.

     Section  7.  No  Waiver;  Remedies.  No  failure  on  the part of Seller to
                  ---------------------
exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section  8. Continuing Guaranty. This Guaranty is a continuing guaranty and
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shall  (i)  remain  in  full  force  and  effect  until  payment  in full of the
Obligations and all other amounts payable under this Guaranty and satisfaction of the Note; (ii) be binding upon the Guarantor and his heirs, successors and assigns, and (iii) inure to the benefit of and be enforceable by Seller and its successors, transferees and assigns. In the event that Seller assigns the Note and this Guarantee, the Seller will promptly notify the Guarantor of such assignment.

     Section  9. Default. Upon the occurrence of an Event of Default (as defined
                 -------
in the Note), all the Guarantor's obligations hereunder shall immediately be due and payable in full.

     Section 10. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED
                 -------------
IN ACCORDANCE WITH THE LAW OF THE STATE OF FLORIDA, WITHOUT REGARD TO ANY CONFLICT-OF-LAW RULE OR PRINCIPLE THAT WOULD GIVE EFFECT TO THE LAW OF ANOTHER JURISDICTION.

     Section  11.  Terminology.  As used herein, "hereof," "hereunder," "hereby"
                   -----------
and "herein" refer to this Guaranty as a whole and not merely the paragraph in which they appear. As used herein, masculine pronouns shall be read as neuter pronouns if and as appropriate.

     Section  12.  Severability. If any provision of this Guaranty shall be held
                   ------------
invalid under any applicable law, such invalidity shall not affect any other provision of this Guaranty that can be given effect without the invalid provision, and, to that end, the provision hereof are severable.

     Section  13.  Submission  to Jurisdiction. The Guarantor hereby irrevocably
                   ---------------------------
(a) submits, in any legal proceeding relating to this Guaranty, to the non-exclusive in personam jurisdiction of any state or United States court of
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competent  jurisdiction sitting in the State of Florida and agrees to suit being brought in any such court; (b) waives any objection that it may now or hereafter have to the venue of such proceeding in any such court located in Orange County, Florida, or that such proceeding was brought in an inconvenient court; (c) agrees to service of process in any such legal proceeding by mailing of copies thereof (by registered or certified mail, if practicable) postage prepaid, to the Guarantor's address specified at the head of this Guaranty or such other address of which Seller shall have been notified in writing; (d) agrees that nothing herein shall affect the right of Seller to effect service of process in any other manner permitted by law; and (e) agrees that Seller shall have the right to bring any legal proceedings (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against the Guarantor in any other court having jurisdiction over the Guarantor under applicable law.

     Section 14. Waiver of Jury Trial. GUARANTOR AND (BY ACCEPTANCE HEREOF) SELLER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING ANY COUNTERCLAIM) BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, THE NOTE, OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF SELLER OR THE GUARANTOR. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SELLER TO ACCEPT THE NOTE AND ENTER INTO THE TRANSACTION WITH AMLH.

     IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guaranty as of the date first above written.


                                        /s/ Malcolm J. Wright
                                        ----------------------------------
                                        MALCOLM  J.  WRIGHT,  INDIVIDUALLY

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